Exhibit 99.1



                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                             *
                                             (Chapter 11)
CLN, INC. f/k/a CALIBER LEARNING   *     Case No. 01-5-9533-JS
  NETWORK, INC.
                  Debtor.          *

*    *    *    *    *    *    *    *    *    *    *    *    *    *     *     *

                 LINE FILING DEBTOR'S MONTHLY OPERATING REPORT
                 ---------------------------------------------

     Caliber Learning Network, Inc., Debtor and Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from October 1, 2001 through October 31, 2001.


Date:  November 21, 2001



                                    /s/ Joel I. Sher
                                    --------------------------------------------
                                    Joel I. Sher, Bar No. 00719
                                    Richard M. Goldberg, Bar No. 07994

                                    Shapiro Sher & Guinot
                                    36 South Charles Street, 20th Floor
                                    Baltimore, Maryland  21201-3147
                                    Phone:  (410) 385-0202
                                    Fax:  (410) 539-7611

                                    Attorneys for CLN, Inc.
                                      f/k/a CALIBER LEARNING NETWORK, INC.

                             CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that on this 21st day of November, 2001, a copy of the foregoing was sent, by facsimile transmission and first-class mail, postage prepaid, to:

                             Edmund Goldberg, Esquire
                             Office of the United States Trustee
                             300 West Pratt Street, Suite 350
                             Baltimore, MD  21201

                             Richard L. Wasserman, Esquire
                             Venable Baetjer & Howard
                             Two Hopkins Plaza, Suite 1800
                             Baltimore, MD 21201

                             F. Thomas Rafferty
                             Ober Kaler Grimes & Shriver
                             120 E. Baltimore Street
                             Baltimore, MD  21202

                             Nelson C. Cohen, Esquire
                             Zuckerman Spaeder Goldstein Taylor
                             1201 Connecticut Avenue, N.W.
                             Suite 700
                             Washington, DC  20036-2638

                             Jeffrey W. Orenstein, Esquire
                             11300 Rockville Pike, Suite 408
                             Rockville, MD  20852




                                           /s/ Joel I. Sher
                                           ------------------------------------
                                           Joel I. Sher

CLN, Inc. f/k/a Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                    For the Month ended October 31, 2001



                                                             October 31, 2001
                                                          ---------------------
Assets
Current Assets
    CASH                                                       $      485,799
    PRE-PETITION RECEIVABLES                                   $    1,189,507
    POST-PETITION RECEIVABLES                                  $      158,968
    ALLOWANCE FOR DOUBTFUL ACCOUNTS                            $     (759,787)
    EMPLOYEE LOANS & ADVANCES                                  $        3,996
    PREPAID ASSETS                                             $      186,602
                                                          --------------------

         Total Current Assets                                  $    1,265,085

Plant, Property and Equipment
    FURNITURE AND EQUIPMENT                                    $            -
    LEASEHOLD IMPROVEMENTS                                     $            -
    ACCUMULATED DEPRECIATION                                   $            -
                                                          --------------------

         Net Property Plant & Equipment                        $            -
                                                          --------------------

Other Long Term Assets                                         $      463,436
                                                          --------------------

         Total Assets                                          $    1,728,521
                                                          ====================

Liabilities

Post-Petition
ACCOUNTS PAYABLE - TRADE                                       $      258,918
ACCRUED EXPENSES                                               $      144,940
UNEARNED REVENUE                                               $            -
DEFERRED REVENUE                                               $            -
                                                          --------------------

    Total Post-Petition Liabilities                            $      403,859

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims
ACCRUED COMMISSIONS                                            $       30,888
                                                          --------------------

    Total Priority Claims                                      $       30,888

Secured Debts
BORROWING FROM SYLVAN                                          $            -
ACCRUED INTEREST PAYABLE                                       $            -
                                                          ---------------------

    Total Secured Debts                                        $            -

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                                       $    5,179,294
A/P OTHER                                                      $       36,540
ACCRUED INTEREST PAYABLE                                       $      268,480
ACCRUED MISCELLANEOUS                                          $      686,828
DIVIDEND PAYABLE                                               $      161,220
BORROWING FROM SYLVAN                                          $    7,314,511
LONG TERM LEASE PAYABLE & TI ALLOWANCE                         $    9,271,737
OTHER                                                          $       45,378
                                                          --------------------

    Total Unsecured Debts                                      $   22,963,988


                                                        (continued on next page)

                                                             October 31, 2001
                                                          ---------------------
Stockholders' Equity
PREFERRED STOCK                                                $   32,395,979
COMMON STOCK                                                   $      125,912
APIC - COMMON STOCK                                            $   83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                                 $          148
PRE-PETITION RETAINED EARNINGS                                 $ (120,124,709)
POST-PETITION RETAINED EARNINGS                                $  (17,262,950)
                                                          --------------------

    Total Owners Equity                                        $(21,670,213.57)
                                                          --------------------

         Total Liabilities and Stockholders Equity             $    1,728,521
                                                          ====================


         Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
         Long-Lived Assets.

CLN, Inc. f/k/a Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                  For the Month ended October 31, 2001



                                         October 31, 2001
                                         ----------------
REVENUES                                           89,928

OPERATING EXPENSES
  SALARIES & BENEFITS                             541,400
  ACCOUNTING & LEGAL FEES                          43,686
  DATA COMM & TELEPHONE                            56,653
  BAGBY RENT, PEOPLESOFT, MIS SUPPORT              34,356
  INSURANCE - CORP LIABILITY                       21,074
  DEPREC. - FURNITURE & FIXTURES                        -
  OTHER G&A                                        41,725
                                         ----------------

Total Operating Expenses                          738,894
                                         ----------------

Operating Income                                 (648,966)

NON-OPERATING EXPENSES
  INTEREST INCOME                                       -
  GAIN/LOSS ON SALE OF ASSETS                 (11,031,866)
  INTEREST EXPENSE                                 (2,016)
                                         ----------------

Total Non-Operating Expenses                  (11,033,882)
                                         ----------------

Income (Loss) before taxes                    (11,682,848)

INCOME TAX EXPENSE                                      -
                                         ----------------

Net Loss                                      (11,682,848)
                                         ================

CLN, Inc. f/k/a Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                   For the Month ended October 31, 2001

        Description                                       Operating
-------------------------------------------------------------------------------
Beginning cash balance                                      844,367

Net Income                                              (11,682,848)

Add: Expenses not requiring cash:
      Depreciation                                                -
      Additional/(Reversal) Bad Debt Reserve                 60,232
      Loss on sale of assets and change in w/c
        as a result of sale                              11,135,941
      Other:                                                      -
                                                      -------------

      Sub-total                                          11,196,173

Cash from operations                                       (486,675)

Other sources (uses) of cash:
      Decrease (Increase)
           Accounts receivable                              145,279
           Prepaid assets                                    23,877
           Other                                                  -

      Increase (Decrease)
           Accounts payable                                  12,638
           Accrued interest                                  (8,750)
           Accrued expenses                                 (44,937)
           Other                                                  -
                                                      -------------

Total other source (uses) of cash                           128,108
                                                      -------------

Ending cash balance                                         485,799
                                                      =============

Balance per bank statement                                  548,285
Less: Outstanding checks                                    (62,485)
Add: Deposits in transit                                          -
                                                      -------------

Reconciled bank balance                                     485,799
                                                      =============

Variance                                                         (0)
                                                      =============

CLN, Inc. f/k/a Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS



Monthly Operating Report                   For the Month ended October 31, 2001


                                                          Post-petition A/R
                                       -------------------------------------------------------
                                       0 - 30 Days     31 - 60 Days    > 60 Days       Total
                                       -------------------------------------------------------
AIAG Total                               12,800.00               -             -     12,800.00
Agway Total                               5,600.00               -             -      5,600.00
AON Total                                        -               -     19,200.00     19,200.00
Bell South Total                                 -               -      3,000.00      3,000.00
Computrain Total                             80.00               -      5,030.00      5,110.00
Fluke Total                                      -               -        800.00        800.00
Home Properties Total                     2,938.33               -     17,923.88     20,862.21
iLearning Total                           2,900.00        2,900.00      2,900.00      8,700.00
National Wildlife Foundation Total        1,400.00        1,172.94             -      2,572.94
Prometric Total                                  -               -      3,600.00      3,600.00
SciMed Total                              2,000.00               -        245.37      2,245.37
Spirent Total                                    -        3,360.00      2,240.00      5,600.00
Spirent - AdTech Total                      279.00               -             -        279.00
Sylvan Learning Systems, Inc. Total       3,900.00       11,700.00     41,848.25     57,448.25
Symbol Technologies Total                        -        8,750.00             -      8,750.00
Universita del Caffe Total                       -               -      2,400.00      2,400.00
                                       -------------------------------------------------------

Totals                                   31,897.33       27,882.94     99,187.50    158,967.77
                                       =======================================================

CLN, Inc. f/k/a Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                   For the Month ended October 31, 2001


                                                                                                        Post-petition A/P
                                                                                           ----------------------------------------

             Vendor Name                Invoice Date      Invoice #     Invoice Amount    0 - 30 Days   31 - 60 Days     60 + Days
-----------------------------------------------------------------------------------------------------------------------------------

AMERITECH Total                                                                (416.77)           (27)            (14)        (376)
AT&T WIRELESS Total                                                             401.20            401               -            -
BELL CANADA Total                                                               176.05              -               -          176
BELLSOUTH Total                                                                (157.01)             -            (157)           -
BERGER,JEFFREY D Total                                                          102.24            102               -            -
BUSH,MARK ANDREW Total                                                          120.52            121               -            -
CINCINNATI BELL TELEPHONE Total                                                (320.88)          (321)              -            -
FEDERAL EXPRESS CORP. Total                                                       8.96              9               -            -
FRONTIER COMMUNICATIONS Total                                                  (214.55)             -            (160)         (55)
FRONTIER TELEMANAGEMENT INC. Total                                             (366.26)             -               -         (366)
GLOBAL CROSSING Total                                                            54.03              -              54            -
MCI Total                                                                     2,352.30          2,352               -            -
MCI TELECOMMUNICATIONS Total                                                  6,961.15          6,961               -            -
MCI WOLDCOM COMMUNICATIONS, INC. Total                                       89,010.25         89,010               -            -
NENON,ERIC P Total                                                               23.24             23               -            -
PACIFIC BELL - (SAC CA) Total                                                   (26.17)             -             (26)           -
PALMETTO SERVICE Total                                                        2,100.00          2,100               -            -
PENTA ADVISORY SERVICES Total                                                43,685.88         10,527          33,159            -
QWEST Total                                                                    (271.82)             -               -         (272)
SOUTHWESTERN BELL Total                                                         106.40            106               -            -
SPRINT Total                                                                   (243.01)             -             (17)        (226)
SYLVANLEARNING SYSTEMS, INC. Total                                          115,997.33          4,371         111,627            -
TELUS COMMUNICATIONS, INC Total                                                 209.10              -               -          209
UNITED PARCEL SERVICE Total                                                     145.63            146               -            -
VERIZON (FORMERLY BELL ATLANTIC) Total                                        1,342.44          1,973             (34)        (596)
VERIZON (FORMERLY GTE) Total                                                   (332.46)             -               -         (332)
VERIZON WIRELESS Total                                                         (230.82)          (231)              -            -
WORLDCOM Total                                                                   87.65             88               -            -
                                                                            ------------------------------------------------------

Grand Total                                                                 260,304.62        117,711         144,431       (1,838)
Balance per G/L                                                             258,918.29
                                                                            ----------

Variance                                                                      1,386.33
                                                                            ==========